UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 15, 2006 (September 12, 2006)
WINDROSE MEDICAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-31375	35-216691

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
3502 Woodview Trace, Suite 210
Indianapolis, Indiana 46268
(Address and zip code of principal executive offices)
Registrant’s telephone number, including area code: (317) 860-8180
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-2.1 AGREEMENT AND PLAN OF MERGER
EX-10.1 LOAN AGREEMENT
EX-10.2 UNCONDITIONAL AND CONTINUING GUARANTY
EX-10.3 NOTE
EX-10.4 FORM OF MORTGAGE, SECURITY AGREEMENT

Item 1.01. Entry into a Material Definitive Agreement
Agreement and Plan of Merger
     On September 12, 2006, Windrose Medical Properties Trust, a Maryland real estate investment trust (“Windrose”), and Windrose Medical Properties, L.P., a Virginia limited partnership and Windrose’s operating partnership (“Windrose OP”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Health Care REIT, Inc., a Delaware corporation (“Health Care REIT”), Heat Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Health Care REIT, and Heat OP Merger Sub, L.P., a Virginia limited partnership and a wholly-owned subsidiary of Health Care REIT. The Merger Agreement and the transactions contemplated thereby were unanimously approved by Windrose’s Board of Trustees.
     Pursuant to the Merger Agreement, at closing (i) Heat OP Merger Sub, L.P. will merge with and into Windrose OP, with Windrose OP continuing as the surviving partnership (the “OP Merger”) and (ii) immediately after the OP Merger, Windrose will merge with and into Heat Merger Sub, LLC, with Heat Merger Sub, LLC continuing as the surviving entity (the “Merger”). Under the terms of the Merger Agreement, at the effective time of the Merger, each common share of beneficial interest, $.01 par value, of Windrose issued and outstanding immediately prior to the effective time of the Merger (other than shares owned by Windrose and Health Care REIT and their respective subsidiaries) will be converted into, and cancelled in exchange for a fraction of a share of Health Care REIT common stock equal to the quotient determined by dividing $18.06 by the average volume weighted average price per share of Health Care REIT’s common stock on the New York Stock Exchange for 10 trading days, selected by lot, from the 15 trading day period, ending on and including the fifth trading day prior to closing, provided that the exchange ratio will not be more than 0.4650 or less than 0.4509.
     In connection with the OP Merger, each unit of partnership interest in Windrose OP issued and outstanding immediately prior to the effective time of the OP Merger (except partnership units held by Windrose, Health Care REIT or any of their respective subsidiaries) will be converted into, and cancelled in exchange for, a fraction of a share of Health Care REIT common stock equal to the exchange ratio.
     Under the terms of the Merger Agreement, at the effective time of the Merger, each of Windrose’s 7.5% Series A preferred shares of beneficial interest, $.01 par value, issued and outstanding immediately prior to the effective time of the Merger will be converted into the right to receive the sum of $25.00 per share plus an amount equal to any accrued and unpaid dividends thereon to the effective time of the Merger, without interest.
     At or prior to the effective time of the Merger, each option to acquire Windrose’s common shares that is outstanding immediately prior to the effective time of the Merger will be fully vested in accordance with the terms of Windrose’s Employee Share Purchase Plan or the Amended and Restated 2002 Stock Incentive Plan (or its predecessor 2002 Stock Incentive Plan) and will be converted into an option to acquire Health Care REIT’s common stock. The number of shares of Health Care REIT’s common stock subject to such converted option will equal the number of Windrose’s common shares subject to the pre-converted option multiplied by the exchange ratio. In addition, each unvested restricted common share of Windrose granted under the Amended and Restated 2002 Stock Incentive Plan (or its predecessor 2002 Stock Incentive Plan) will automatically vest and become free of any forfeiture restrictions and be considered an outstanding common share of Windrose for all purposes, including the right to receive shares of Health Care REIT’s common stock in the Merger.

     Windrose and Health Care REIT have made customary representations, warranties and covenants in the Merger Agreement, including among others, Windrose’s covenant not to, nor to permit any of its subsidiaries or affiliates to, solicit acquisition proposals or, subject to certain exceptions to permit Windrose’s Board of Trustees to comply with its duties under the Maryland REIT Law, participate in discussions relating to an acquisition proposal or furnish non-public information relating to an acquisition proposal. In addition, many of the representations and warranties set forth in the Merger Agreement are subject to a contractual standard of materiality that may be different from what may be viewed as material to investors, and some of the representations and warranties may have been intended not as statements of fact, but rather as a way of allocating risk between the parties.
     The Merger is subject to various closing conditions, including, among other things, the requisite approval of the Merger by Windrose’s common shareholders holding a majority of the outstanding common shares of Windrose, the obtainment of certain lender and ground lessor consents, the absence of a material adverse effect on either Windrose or Health Care REIT, the receipt of tax opinions relating to REIT status and the tax-free nature of the transaction and the continued accuracy at closing of Windrose’s and Health Care REIT’s representations and warranties made in the Merger Agreement.
     The Merger Agreement contains certain termination rights for Health Care REIT and Windrose and further provides that, upon termination of the Merger Agreement under specified circumstances, Windrose will be required to pay Health Care REIT a maximum termination fee of $16.9 million, out-of-pocket expenses incurred by Health Care REIT in connection with the transactions contemplated by the Merger Agreement in an amount not to exceed $900,000 and third party consent fees paid by Health Care REIT on behalf of Windrose in an amount up to $2.5 million. If the agreement is terminated due to a party’s breach of the representations, warranties, covenants and agreements contained in the Merger Agreement, the breaching party must pay the non-breaching party’s out-of-pocket expenses incurred not to exceed $3.0 million.
     The foregoing description of certain terms of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K.
$125.0 Million Secured Revolving Credit Facility with Health Care REIT
      On September 12, 2006, Windrose OP entered into a loan agreement (the “Loan Agreement”), dated as of September 12, 2006, with Health Care REIT, pursuant to which Health Care REIT has agreed to provide Windrose OP with a $125.0 million secured revolving line of credit. Borrowings under this revolving credit facility will be used to fund future real estate acquisitions and related closing costs payable by Windrose OP and its subsidiaries. If the Merger does not close by January 10, 2007 and certain other conditions are satisfied, the maximum amount of this revolving credit facility may be increased, at Windrose OP’s option, to $150.0 million. Windrose OP’s obligations under the revolving credit facility have been guaranteed by Windrose pursuant to an unconditional and continuing guaranty (the “Guarantee Agreement”), dated as of September 12, 2006, between Windrose and Health Care REIT.
      Interest accrues on the principal amount outstanding under the revolving credit facility at a rate equal to LIBOR plus 2.5%, subject to adjustment (as discussed below) (the “Stated Interest Rate”). Except as discussed below, the revolving credit facility requires the monthly payment of interest only at a rate equal to LIBOR plus 1.6% (the “Current Interest Rate”). If Windrose and Health Care REIT complete the Merger, Windrose OP will be obligated to repay the outstanding principal balance of the loan, accrued and unpaid interest at a rate equal to the Current Interest Rate and all other amounts payable by Windrose OP in cash at closing. If the Merger is completed, Windrose OP will not be required to repay the amount of interest equal to the difference between the amount of interest accrued at the Stated Interest Rate minus the amount of interest accrued at the Current Interest Rate.

      If the Merger Agreement is terminated for any reason, the Stated Interest Rate will be increased by 0.2% beginning on the date that is 91 days after the date the Merger Agreement is terminated. The Stated Interest Rate will continue to increase by 0.2% each month beginning in the second full month after the date that is 91 days after the date the Merger Agreement is terminated. Upon the termination of the Merger Agreement, the principal amount outstanding under the revolving credit facility and accrued and unpaid interest will be repaid as follows:
•    If the Merger Agreement is terminated because of a superior acquisition proposal or because Windrose’s Board of Trustees made an adverse recommendation, the loan will be repaid in full upon the earliest of: (i) the execution of a competing agreement for a superior acquisition proposal; (ii) the completion of an acquisition proposal; or (iii) in the case of an adverse recommendation, the date the Merger Agreement is terminated.
•    If the Merger Agreement is terminated at any time when an acquisition proposal has been made, the loan will be repaid in full upon the earliest of: (i) the execution of a definitive agreement for any acquisition proposal; (ii) completion of any acquisition proposal; or (iii) 12 months after the date the Merger Agreement is terminated.
•    If the Merger Agreement is terminated for any other reason and no acquisition proposal has been made, the loan will be repaid in full in cash on the date that is 12 months after the date the Merger Agreement is terminated except that Windrose OP may, at its option, repay up to 40% of the loan by issuing preferred units of limited partnership interest in Windrose OP to Health Care REIT.
      Windrose OP may prepay all or any portion of the outstanding principal balance of the loan, all accrued and unpaid interest and all other amounts payable by Windrose OP without payment of any prepayment fee. In addition, the Loan Agreement contains customary events of default. Whenever any event of default occurs, Health Care REIT may, among other remedies, declare the outstanding principal balance of the loan, all accrued and unpaid interest and all other amounts payable by Windrose OP under the revolving credit facility immediately due and payable, without notice. All such amounts will bear interest at the default rate, which is equal to the Stated Interest Rate plus 4.0% per annum, from the date of the event of default until paid.
      Pursuant to the terms of the Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing (the “Mortgage”), Windrose OP has granted Health Care REIT a lien on and security interest in certain real estate assets acquired by Windrose OP with borrowings under the revolving credit facility. The Mortgage also provides that if the Second Amended and Restated Credit Agreement with The Huntington National Bank is terminated, Windrose OP will grant Health Care REIT a lien on and security interest in the property securing the indebtedness under the Huntington credit facility.
      The foregoing description of certain terms of the Loan Agreement, Guaranty Agreement, Mortgage and the Promissory Note, dated as of September 12, 2006 (the “Note”), does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Agreement, the Note, the Guaranty Agreement and the Mortgage, copies of which are attached as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

2.1	—	Agreement and Plan of Merger, dated as of September 12, 2006, by and among Health Care REIT, Inc., Heat Merger Sub, LLC, Heat OP Merger Sub, L.P., Windrose Medical Properties Trust and Windrose Medical Properties, L.P.

10.1	—	Loan Agreement, dated as of September 12, 2006, by and between Health Care REIT, Inc. and Windrose Medical Properties, L.P.

10.2	—	Unconditional and Continuing Guaranty, dated as of September 12, 2006, by and between Health Care REIT, Inc. and Windrose Medical Properties Trust

10.3	—	Note, dated September 12, 2006, made by Windrose Medical Properties, L.P. payable to the order of Health Care REIT, Inc.

10.4	—	Form of Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing.
Additional Information and Where to Find It
     In connection with this proposed transaction, a registration statement of Health Care REIT, which will contain a proxy statement/prospectus, will be filed with the United States Securities and Exchange Commission (“SEC”). Investors are urged to carefully read the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available because they will contain important information. Investors will be able to obtain the registration statement, including the proxy statement/prospectus, and all other relevant documents filed by Health Care REIT or Windrose with the SEC free of charge at the SEC’s Web site www.sec.gov or, with respect to documents filed by Health Care REIT, from Health Care REIT Investor Relations at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio, 43603-1475, 419-247-2800 and, with respect to documents filed by Windrose, from Windrose Investor Relations at 3502 Woodview Trace, Suite 210, Indianapolis, Indiana, 46268, 317-860-8875.

Participants in the Solicitation
     The respective directors, trustees, executive officers and other members of management and employees of Health Care REIT and Windrose may be deemed to be participants in the solicitation of proxies from the shareholders of Windrose in favor of the transactions. Information about Health Care REIT and its directors and executive officers, and their ownership of Health Care REIT securities, is set forth in the proxy statement for Health Care REIT’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2006. Information about Windrose and its trustees and executive officers, and their ownership of Windrose securities, is set forth in the proxy statement for the 2006 Annual Meeting of Shareholders of Windrose, which was filed with the SEC on April 10, 2006. Additional information regarding the interests of those persons may be obtained by reading the proxy statement/prospectus when it becomes available.
Cautionary Statement Regarding “Forward-Looking” Statement
     This document may contain “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements describe, among other things, the beliefs, expectations, plans and strategies of Health Care REIT, Windrose and the combined entity that are not based on historical facts. These forward-looking statements concern and are based upon, among other things, the prospective merger of Health Care REIT and Windrose and a loan agreement between Health Care REIT and Windrose. Forward-looking statements include any statement that includes words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Expected results may not be achieved, and actual results may differ materially from expectations. This may be caused by various factors, including, but not limited to: receipt of shareholder and third party approvals without unexpected delays or conditions; timely implementation and execution of merger integration plans; ability to fund the financing commitment included in the loan agreement; and no unanticipated developments relating to previously disclosed lawsuits or similar matters and other risks and uncertainties described from time to time in Health Care REIT’s and Windrose’s public filings with the SEC. Neither Health Care REIT nor Windrose assume any obligation to update or revise any forward-looking statements or to update the reasons why actual results could differ from those projected in any forward-looking statements.
     This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINDROSE MEDICAL PROPERTIES TRUST
Dated: September 15, 2006	By:	/s/ FREDERICK L. FARRAR
Name: Frederick L. Farrar
Title: President, Chief Operating Officer and Treasurer

EXHIBIT INDEX

Exhibit No.		Description
2.1	—	Agreement and Plan of Merger, dated as of September 12, 2006, by and among Health Care REIT, Inc., Heat Merger Sub, LLC, Heat OP Merger Sub, L.P., Windrose Medical Properties Trust and Windrose Medical Properties, L.P.

10.1	—	Loan Agreement, dated as of September 12, 2006, by and between Health Care REIT, Inc. and Windrose Medical Properties, L.P.

10.2	—	Unconditional and Continuing Guaranty, dated as of September 12, 2006, by and between Health Care REIT, Inc. and Windrose Medical Properties Trust

10.3	—	Note, dated September 12, 2006, made by Windrose Medical Properties, L.P. payable to the order of Health Care REIT, Inc.

10.4	—	Form of Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing.